Income Tax	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Tax
Note 17 Income Taxes
The components of income tax expense for the years ended December 31, 2021 and 2020, were as follows (dollars in thousands):

	2021	2020
Current:
Federal	$41	$19
State	115	104

Total current	156	123
Deferred:

Federal	(59)	22
State	—	—

Total deferred	(59)	22

Provision for income taxes	$97	$145

A reconciliation between the Company’s federal statutory tax rate and its effective tax rate for the years ended December 31, 2021 and 2020, is as follows:

	2021	2020
Federal statutory tax rate	21.0%	21.0%
State taxes, net of federal benefit	22.2%	4.8%
Derivative asset	36.7%	0.0%
Warrant liability	-3.8%	0.0%
Stock-based compensation	-2.7%	-4.5%
Penalties	-0.1%	-0.8%
Other	-0.4%	-0.2%
Research and development tax credit - federal	5.9%	3.3%
Change in valuation allowance	-79.3%	-25.7%

Effective tax rate	-0.5%	-2.1%

The major components of the Company’s deferred tax assets and liabilities as of December 31, 2021 and 2020, consists of the following (dollars in thousands):

	2021	2020
Deferred tax assets:
Net operating loss carryforward	$14,232	$—
Excess interest expense carryforward	497	—
Allowance for Member advances	3,488	3,549
Accrued expenses	1,249	1,138
Accrued compensation	356	345
Lease liability	840	420
Research and development tax credit	2,117	408
Stock-based compensation	355	26
Other	146	20

Total deferred tax assets	23,280	5,906

Deferred tax liabilities:
Property and equipment	(2,354)	(1,297)
Right of use asset	(785)	(389)
Prepaid expenses	(235)	(153)

Total deferred tax liabilities	(3,374)	(1,839)

Total net deferred tax assets before valuation allowance	19,906	4,067
Less: valuation allowance	(19,906)	(4,126)

Total net deferred tax liabilities	$—	$(59)

As of December 31, 2021, the Company had $48.7 million of federal and $55.7 million of combined state net operating loss (“NOL”) carryforwards available to offset future taxable income. The federal NOLs do not expire; however, they are subject to a utilization limit of 80% of taxable income in any given year. The State NOLs begin to expire in 2031, except for $8.2 million of state NOLs that do not expire. Internal Revenue Code Section 382 imposes limitations on the utilization of NOLs in the event of certain changes in ownership of the Company. The Company has not yet completed a comprehensive analysis of its past ownership changes. Depending upon the degree of those past ownership changes, and any future ownership changes, annual limits may impair the Company’s ability to utilize NOLs and could cause federal income taxes to be due sooner than if no such limitations applied.
The realization of deferred tax assets is dependent upon future sources of taxable income. Available positive and negative evidence is considered in making this determination. Due to a history of losses and uncertainty as to future taxable income, realization of the deferred tax assets is limited to the anticipated reversal of certain deferred tax liabilities. Management determined that there were insufficient federal and state deferred tax liabilities to offset all of the federal and state deferred tax assets at December 31, 2021 and 2020. Therefore, management believes it is more-likely-than-not
that the net federal and state deferred assets will not be fully realized and has recorded valuation allowances in the amounts of approximately $19.9 million and $4.1 million, as of December 31, 2021 and 2020, respectively.

A reconciliation of the Company’s gross unrecognized tax benefits as of December 31, 2021 and 2020 is as follows (dollars in thousands):

	2021	2020
Balance at beginning of year	$111	$—
Increases to prior positions	204	104
Decreases to prior positions	—	—
Increases for current year positions	141	7

Balance at end of year	$456	$111

As of December 31, 2021, the Company had $0.5 million of gross unrecognized tax benefits related to state income taxes and research tax credits. The unrecognized tax benefits of $0.1 million as of December 31, 2021, would, if recognized, affect the effective tax rate. Although it is possible that the amount of unrecognized tax benefits with respect to the uncertain tax positions will increase or decrease in the next 12 months, the Company does not expect material changes.
The Company recognized insignificant amounts of interest expense as a component of income tax expense during the years ended December 31, 2021 and 2020. The income tax related accrued interest amounts were also insignificant as of December 31, 2021 and 2020, respectively.
On March 27, 2020, the CARES Act was enacted and signed into law. The CARES Act contains certain income tax relief provisions, including a modification to the limitation of business interest expense for tax years beginning in 2019 and 2020. In addition, the CARES Act permits NOL carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021, and allows NOLs incurred in 2018, 2019, and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. The CARES Act also created a program of funding for small business, known as the Paycheck Protection Program (“PPP”). The Company did not experience any material impacts to its tax status or reporting as a result of these provisions.

NOTE 9. INCOME TAX
The Company’s net deferred tax assets are as follows:

December 31, 2021
Deferred tax asset
Net operating loss carryforward	$30,182
Startup/Organizational expenses	1,304,155

Total deferred tax assets	1,334,337
Valuation allowance	(1,334,337)

Deferred tax assets, net of allowance	$—

The income tax provision consists of the following:

December 31, 2021
Federal
Current	$—
Deferred	(1,334,337)
State
Current	$—
Deferred	—
Change in valuation allowance	1,334,337

Income tax provision	$—

As of December 31, 2021, the Company had $143,723 in U.S. federal and state net operating loss carryovers available to offset future taxable income.
In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the period from January 14, 2021 (inception) through December 31, 2021, the change in the valuation allowance was $1,334,337.
A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2021 is as follows:

December 31, 2021
Statutory federal income tax rate	21.0%
State taxes, net of federal tax benefit	0.0
Chang in fair value of warrant liabilities	12.2
Transaction costs allocated to warrant liabilities	(2.4)
Compensation expense—warrants	(5.5)
Change in valuation allowance	(25.3)

Income tax provision	0.0%

The Company files income tax returns in the U.S. federal jurisdiction in various state and local jurisdictions and is subject to examination by the various taxing authorities.